Exhibit 10.1



               AMENDED AND RESTATED INDEMNIFICATION AGREEMENT
               ----------------------------------------------

          AMENDED AND RESTATED INDEMNIFICATION AGREEMENT, dated as of July

5, 1996 (the "Agreement"), between Continental Grain Company, a Delaware corporation ("Continental Grain") and ContiFinancial Corporation, a

Delaware corporation (the "Company").

          WHEREAS, the Company made initial public offerings of its shares of common stock (the "Common Stock") in the United States and outside the

United States (the "Offerings"), pursuant to the Company's registration statement on Form S-1 (File No. 33-98016), as originally filed with the

Securities and Exchange Commission on October 11, 1995 (as amended and supplemented, the "Registration Statement");

          WHEREAS, the Indemnification Agreement, dated as of February 14,

1996 (the "Original Indemnification Agreement"), between Continental Grain and the Company set forth the understanding of Continental Grain and the

Company with respect to indemnification and contribution arrangements and the payment of certain costs and expenses in connection with the

Registration Statement and certain related matters; and

          WHEREAS, Continental Grain and the Company have agreed to amend and restate the Original Indemnification Agreement.

          NOW THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of



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which is hereby acknowledged, and subject to the conditions and upon the terms hereof, the parties hereby agree as follows:

          1.   Definitions. As used herein, unless the context otherwise
               -----------

requires, the following terms have the following respective meanings.

               "Company Group" means the Company and its Subsidiaries.
               ---------------

               "Continental Grain Group" means Continental Grain and its
               -------------------------

Subsidiaries (other than the Company and the Subsidiaries of the Company).

               "Indemnifiable Losses" means, with respect to any claim by
               ----------------------

an Indemnitee for indemnification or contribution pursuant to this

Agreement, any and all losses, Liabilities, damages, claims, demands,

judgments or settlements of any nature or kind, known or unknown,

including, without limitation, all reasonable costs and expenses (legal,

accounting or otherwise) relating thereto, suffered by such Indemnitee with respect to such claim.

               "Indemnifying Party" means a Person who or which is
               --------------------

obligated under this Agreement to provide indemnification.

               "Indemnitee" means a Person who or which may seek
               ------------

indemnification under this Agreement.

               "Indemnity Payment" means an amount that an Indemnifying
               -------------------

Party is required to pay an Indemnitee pursuant to this Agreement.

               "Liabilities" means all debts, liabilities and obligations,
               -------------

whether accrued or contingent.



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               "Person" means any individual, firm, corporation,
               --------

partnership, limited liability company or partnership, trust, incorporated or unincorporated association, joint venture, joint stock company,

government (or an agency or political subdivision thereof) or other entity of any kind and shall include any successor (by merger or otherwise) of such entity.

               "Registration Expenses" means all expenses related to the
               -----------------------

Offerings, including, without limitation, all registration and filing fees,

all fees of the New York Stock Exchange, Inc., other national securities exchanges or the National Association of Securities Dealers, Inc., all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "comfort" letters required by the underwriters in the Offerings, any fees and disbursements of underwriters customarily paid by issuers of securities and the reasonable fees and expenses of counsel to Continental Grain incurred in connection with the Offerings.

               "Subsidiary" means, with respect to any specified Person,
               ------------

any Person of which the specified Person or any of its Subsidiaries controls or owns, directly or indirectly, more than 50% of the capital stock or other equity interest entitled to vote in the election of members of the board of directors or similar governing body.



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               "Third Party Claim" means any claim, suit, arbitration,
               -------------------

inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal asserted by a person who is not a party to this

Agreement.



          2.   Indemnification.
               ---------------

               2.1  Indemnification by the Company.
                    ------------------------------

                    (a) As of and after the closing date of the Offerings,

the Company shall indemnify, defend and hold harmless the Continental Grain

Group from and against any Liabilities and Indemnifiable Losses relating to, arising out of or due to, directly or indirectly, the assets, business,

operations, conduct, products and employees (including former employees) of the Company Group, whether relating to or arising out of occurrences prior to, at or after the closing of the Offerings.

                    (b) The Company shall indemnify and hold harmless

Continental Grain and each other Person, if any, who controls Continental

Grain within the meaning of the Securities Act of 1933, as amended (the

"Securities Act") or the Securities Exchange Act of 1934, as amended (the

"Exchange Act"), and their respective directors, officers, partners, agents and affiliates, against any Liabilities and Indemnifiable Losses, joint or several, to which they or any of them may become subject under the

Securities Act, the Exchange Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel, insofar as such Liabilities and Indemnifiable Losses (or actions or proceedings,

whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement



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or alleged untrue statement of any material fact contained in the

Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse Continental Grain and each such director, officer, agent, affiliate and controlling person for any reasonable legal or any other expenses incurred by them in connection with investigating or defending such settlement, action or proceeding; provided, however, that the Company shall not be liable in any
            --------  -------

such case to the extent that any such Liability or Indemnifiable Loss (or action or proceeding in respect thereof), arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of Continental Grain specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Continental Grain or any such director, officer, partner, agent,

affiliate or controlling person.

               2.2  Indemnification by Continental Grain.
                    -------------------------------------

                    (a) As of and after the closing of the Offerings,

Continental Grain shall indemnify, defend and hold harmless the Company

Group from and against any Liabilities and Indemnifiable Losses arising out of or due to,



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directly or indirectly, the assets, business, operations, conduct, products and employees (including former employees) of the Continental Grain Group,

whether relating to or arising out of occurrences prior to, at or after the closing of the Offerings (including, without limitation all Liabilities and

Indemnifiable Losses relating, arising out of or due to the case of

Wellington Funding and Business Consulting, Inc. v. Continental Grain
- ---------------------------------------------------------------------

Company, ContiTrade Services Corp, and ContiFinancial Services Corp., No.
- --------------------------------------------------------------------

1167997/95 (N.Y. Sup. Ct.), and any related cases).

                    (b) Continental Grain shall indemnify and hold harmless

(in the same manner and to the same extent as set forth in Section l(b))

the Company, and each director of the Company, each officer of the Company who signs the Registration Statement, and each other Person who controls the Company within the meaning of the Securities Act or the Exchange Act,

with respect to any statement or alleged statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by Continental Grain specifically stating that it is for use in the preparation of such

Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person.



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               2.3 Tax Benefits of Indemnification. If an Indemnitee shall
                   -------------------------------

realize a tax benefit by reason of having incurred an Indemnifiable Loss for which such Indemnitee shall have received an Indemnity Payment from an

Indemnifying Party, then such Indemnitee shall pay to such Indemnifying

Party an amount equal to the tax benefit. If, in the opinion of counsel to an Indemnifying Party reasonably acceptable to the affected Indemnitee,

there is a substantial likelihood that the Indemnitee will be entitled to a tax benefit by reason of an Indemnifiable Loss, the Indemnifying Party shall promptly notify the Indemnitee and the Indemnitee shall promptly take any steps (including, without limitation, the filing of such returns,

amended returns or claims for refunds consistent with the claiming of such tax benefit) which, in the reasonable judgment of the Indemnifying Party,

are necessary and appropriate to obtain any such tax benefit.

               2.4 Insurance Proceeds. The amount which an Indemnifying
                   ------------------

Party is required to pay to any Indemnitee pursuant to this Section 2 shall be reduced (including, without limitation, retroactively) by any insurance proceeds and other amounts actually recovered by such Indemnitee in reduction of the related Indemnifiable Loss, it being understood and agreed that each of Continental Grain and the Company shall use its best efforts to collect on insurance coverage of insurance carriers as to which it or any of its subsidiaries is the insured party, without regard to whether it is the Indemnifying Party hereunder. If an Indemnitee shall have received an Indemnity Payment in respect of an Indemnifiable Loss and shall subsequently actually receive insurance proceeds or other amounts in respect of such Indemnifiable



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Loss, then such Indemnitee shall pay to such Indemnifying Party a sum equal to the lesser of the amount of such insurance proceeds or other amounts actually received or the amount of such Indemnifiable Loss.

               2.5  Proceedure for Indemnification.
                    -------------------------------

                    (a) Promptly after receipt by an Indemnitee of notice

of the commencement of any Third Party Claim referred to in Sections 2.1 or

2.2, such Indemnitee shall, if a claim in respect thereof is to be made against an Indemnifying Party, give written notice to the Indemnifying

Party of the commencement of such action; provided, however, that the
                                          --------  -------

failure of any Indemnitee to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under Sections 2.1 or

2.2, except to the extent that the Indemnifying Party is actually and materially prejudiced by such failure to give notice. Such notice shall describe the Third Party Claim in reasonable detail.

               (b) In case any Third Party Claim shall be brought against any Indemnitee and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee;

provided, however, that any Indemnitee may, at its own expense, retain
- --------  -------

separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both an Indemnifying Party and an Indemnitee is, or is reasonably likely to become, a party, such

Indemnitee shall have the right to employ separate counsel at the

Indemnifying



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Party's expense and to control its own defense of such action or proceeding if, in the reasonable opinion of counsel to such Indemnitee, (a) there are or may be legal defenses available to such Indemnitee or to other

Indemnitees that are different from or additional to those available to the

Indemnifying Party or (b) any conflict or potential conflict exists between the Indemnifying Party and such Indemnitee that would make such separate representation advisable; provided, however, that in no event shall the
                          --------  -------

Indemnifying Party be required to pay fees and expenses under this Section

2.5 for more than one firm of attorneys representing the Indemnitees

(together, if appropriate, with one firm of local counsel per jurisdiction)

in any one legal action or group of related legal actions. No Indemnifying

Party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of the Indemnitee, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the Indemnifying Party.

               (c) If the indemnification provided for in Sections 2.1 or

2.2 shall for any reason be held by a court to be unavailable to an

Indemnitee under Sections 2.1 or 2.2 in respect of any Liability or

Indemnifiable Loss, or any action or proceeding in respect thereof, then,

in lieu of the amount paid or payable under Sections 2.1 or 2.2, the

Indemnitee and the Indemnifying Party under



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Sections 2.1 or 2.2 shall contribute to the aggregate Liabilities and

Indemnifiable Losses (including legal or other expenses reasonably incurred in connection with investigating the same), in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the

Indemnitee which resulted in such Liability or Indemnifiable Loss, or action or proceeding in respect thereof, with respect to the actions,

statements or omissions which resulted in such Liability or Indemnifiable

Loss, or action or proceeding in respect thereof, as well as any other relevant equitable considerations; provided, that for purposes of this

Section 2.5(c), no party shall be obligated to contribute to another party any amount in excess of the amount that such party would have been obligated to pay to such other party if the indemnity under Section 2.1 or

2.2 were available. With respect to the Offerings, the relative fault shall be determined by reference to whether an untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party on one hand and the Indemnitee on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by a party's stock ownership in the Company. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any Third Party

Claim



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effected without such Person's consent, which consent shall not be unreasonably withheld.

               (d) The indemnification and contribution required by this

Section 2 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Liabilities or Indemnifiable Losses are incurred.



          3.   Offering Expenses. The Company hereby agrees to pay all of
               -----------------

the Registration Expenses incurred or to be incurred by the Company and

Continental Grain in connection with the Offerings contemplated by the

Registration Statement.



          4.   Notices. All notices, demands and other communications
               -------

provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested,

telecopier, courier service or personal delivery:

               (a) If to Continental Grain at 277 Park Avenue, New York,

New York 10172, attention: Lawrence G. Weppler, Vice President and General

Counsel-Corporate or at such other address as Continental Grain shall have furnished to the Company in the manner set forth herein; or

               (b) If to the Company, at 277 Park Avenue, New York, New

York 10172, attention: Alan L. Langus, Vice President, Secretary and Chief

Counsel or at such other address as the Company shall have furnished to

Continental Grain in the manner set forth herein.



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          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by a courier, if delivered by overnight courier service; three business days after being deposited in the mail, postage prepaid, if mailed; and

when receipt is acknowledged, if telecopied.



          5.   Governing Law. This Agreement shall be governed by and
               -------------

construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.



          6.   Binding Effect; Assignment.
               ---------------------------

               (a) This Agreement shall be binding upon the parties and

their respective successors and assigns and shall inure to the benefit of such parties and their respective successors and permitted assigns. No party shall assign any of its rights or delegate any of its duties under this Agreement (by operation of law or otherwise) without the prior written consent of the other party. Any assignment of rights or delegation of duties under this Agreement by any party without the prior written consent of the other party shall be void.

               (b) Nothing in this Agreement, expressed or implied, is

intended or shall be construed to confer upon any Person (other than the parties and their successors and permitted assigns and any Person entitled to the benefit of Section 2.1 or 2.2) any right, remedy or claim under or by reason of this Agreement.



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          7.   Entire Agreement. This Agreement is intended by the parties
               ----------------
as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.



          8.   Amendments and Waivers. No supplement, modification or
               ----------------------

amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of this Agreement or of any provision hereof shall be effective unless it is in writing and signed by the party against whom such waiver is sought to be enforced. No course of dealing between any parties or any delay on the part of any party in exercising any rights hereunder or under any agreement contemplated hereby shall operate as a waiver of any rights of any such party. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, or shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.



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          9.   Headings. The headings in this Agreement are for convenience
               --------

of reference only and shall not limit or otherwise affect the meaning hereof.

          10. Counterparts. This Agreement may be executed in any number of
              ------------

counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.



          11. Severability. If any term or provision of this Agreement is
              ------------

held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and



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effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.



          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.



                              CONTINENTAL GRAIN COMPANY



                              By:   /s/    Paul J. Fribourg
                                 --------------------------
                                   Name:   Paul J. Fribourg
                                   Title:  President



                              CONTIFINANCIAL CORPORATION



                              By:   /s/    James E. Moore
                                 ----------------------------
                                   Name:   James E. Moore
                                   Title:  President